SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                             SECURITIES ACT OF 1934


      Date of Report (Date of earliest event reported) December 17, 2001
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                          AMCON DISTRIBUTING COMPANY
                          --------------------------
           (Exact name of registrant as specified in its charter)


DELAWARE                           0-24708                    47-0702918
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(State or other                  (Commission                (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)


                        10228 "L" Street, Omaha, NE 68127
                        ---------------------------------
                (Address of principal executive offices) (Zip Code)


                                (402) 331-3727
                                --------------
             (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)




ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On December 17, 2001, Hawaiian Natural Water Company, Inc., a Hawaii corporation ("HNWC"), was merged (the "Merger") with and into AMCON Merger Sub, Inc. ("Merger Sub"), a wholly-owned subsidiary of AMCON Distributing Company ("AMCON"). Merger Sub is a new corporation that was formed under Delaware law solely for the purpose of effecting the merger and changing the state of incorporation of HNWC from Hawaii to Delaware. The companies were merged pursuant to the Fifth Amended and Restated Agreement and Plan of Merger, dated September 27, 2001 (the "Merger Agreement"), by and among HNWC, AMCON and Merger Sub. The shareholders of HNWC and Merger Sub approved the Merger Agreement on December 17, 2001. As contemplated in the Merger Agreement, AMCON Merger Sub, Inc. has changed its name to Hawaiian Natural Water Company, Inc.

AMCON will account for the merger under the "purchase" method of accounting.

Under the Merger Agreement, HNWC and AMCON had established the total value of HNWC common stock as $2,865,348. The exchange ratio, which specified the fractional share of AMCON issued for each share of Hawaiian Natural in the merger, was determined by dividing this agreed upon value by the average AMCON stock price described below and then dividing that resulting quotient by the number of shares of HNWC common stock outstanding immediately prior to the time the Merger was completed. For purposes of this calculation, the average closing price of AMCON common stock was measured during a 20 trading day period ending three days prior to December 17, 2001, the date of the Hawaiian Natural shareholder vote on the merger. However, the common stock of AMCON would be priced no lower than $6.00 and no greater than $8.00 per share for this purpose. As a result of AMCON's stock price during this measurement period, the exchange ratio was 0.052 of a share of AMCON common stock for each share of HNWC common stock. A total of 477,558 shares of AMCON common stock were therefore issued in the merger, of which AMCON received backback 104,000 shares with respect to its ownership of 2,000,000 shares of common stock of HNWC.





ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)       Financial Statements of Business Acquired

                   The information required to be presented under this item is not yet available and will be provided in an amendment to this Form 8-K, which will be filed by the registrant on or before March 2, 2002

         (b)       Pro Forma Financial Information

                   The information required to be presented under this item is not yet available and will be provided in an amendment to this Form 8-K, which will be filed by the registrant on or before March 2, 2002


         (c)       Exhibits

                   The following items are filed as exhibits to this report:


EXHIBIT NO.       DESCRIPTION

   2.1 Fifth Amended and Restated Agreement and Plan of Merger dated September 27, 2001 by and between AMCON Distributing Company, AMCON Merger Sub, Inc. and Hawaiian Natural Water Company Inc. (incorporated by reference to Exhibit 2.1 of AMCON's Registration Statement on Form S-4 (Registration No. 333-71300)filed on November 13, 2001)






                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMCON DISTRIBUTING COMPANY
                                     (Registrant)



Date:    January 2, 2002        By :     Michael D. James
                                         -------------------------
                                Name:    Michael D. James
                                Title:   Secretary, Treasurer & Chief
                                          Financial Officer



                              EXHIBIT INDEX
                              -------------

Exhibit      Description

  2.1 Fifth Amended and Restated Agreement and Plan of Merger dated September 27, 2001 by and between AMCON Distributing Company, AMCON Merger Sub, Inc. and Hawaiian Natural Water Company Inc. (incorporated by reference to Exhibit 2.1 of AMCON's Registration Statement on Form S-4 (Registration No. 333-71300)filed on November 13, 2001)